UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

(866) 883-3793

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2017 Medical Innovation Holdings, Inc. (“MIHI”), a Colorado corporation (the “Company”) entered into a Letter of Intent (LOI) with Orange Care Group of Miami lakes Florida. Medical Innovation Holdings, Inc. is to provide Information Technology management services to practices enrolled in Orange Care Group’s Accountable Care Organizations, including Total Care ACO, LLC d/b/a Orange Accountable Care of New York, Orange Accountable Care of New Jersey, LLC, Orange Accountable Care of Texas, LLC, Orange Accountable Care of South Florida, LLC or Orange Accountable Care Organization of South Florida, LLC (collectively known as “ACO”).

It is the understanding of the parties to this Letter that the products and services which Manager will provide to providers, practices and physicians that are members of the ACO (“ACO Participants”) will support the ACO’s mission of Advancing Care Information in connection with the provision of healthcare services by such ACO Participants to their patients who are Medicare beneficiaries

The term of this Letter of intent shall not be less than five months and at the end of such five-month period, an option to renew for a term of not less than one (1)year.

Compensation for the Services provided by Medical Innovation Holdings, Inc. (“MIHI”) pursuant to this Agreement is according to the following schedule:

●	A fifty thousand dollar ($50,000.00) set up fee will be paid to MIHI by Orange Care Group upon signing of this Agreement by Orange Care Group. Such fee shall be usedby MIHI to initiate performance of the services listed in ExhibitA.

●	Medical Innovation Holdings, Inc.(“MIHI”) shall charge ACO providers, practices and physicians who elect to purchase any of the products and services being provided by MIHI a twenty percent (20%) service fee on a cost plus basis of Fair Market Value for any fee for service. This fee will be subject to negotiation by MIHI with Orange Care Group, its providers, practices andphysicians.

The above description of the Letter of Intent is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Letter of Intent, this reference is made to the Letter of Intent, which is filed hereto as Exhibit 10.1 and is incorporated herein by this reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is a complete list of exhibits filed as part of this Report.

Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Letter of Intent Orange Care Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Innovation Holdings, Inc.

By	/s/ Arturo Jake Sanchez
Name:	Arturo “Jake” Sanchez
Title:	CEO

Date: August 11, 2017